                                     [FLAT]
--------------------------------------------------------------------------------




                                    Colonial

                              U.S. Government Fund


                                   [PICTURE]


                               Semiannual Report

                               February 28, 1997



                            Not FDIC- May lose value
                            Insured   No bank guarantee

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    COLONIAL U.S. GOVERNMENT FUND HIGHLIGHTS
                     September 1, 1996 - February 28, 1997

INVESTMENT OBJECTIVE: Colonial U.S. Government Fund seeks as high a level of current income and total return as is consistent with prudent risk by investing primarily in U.S. government securities.

THE FUND IS DESIGNED TO OFFER:

  -  Portfolio of primarily high quality U.S. government securities
  -  Attractive monthly income and total return
  -  Active management by experts

  PORTFOLIO MANAGER COMMENTARY: "After declining during the first half of the period, interest rates began to rise. In this environment, shareholders were rewarded by our ability to select investments offering attractive risk-adjusted returns, such as mortgage-backed securities."

                                                           -- Leslie Finnemore

                   COLONIAL U.S. GOVERNMENT FUND PERFORMANCE

                                                 CLASS A            CLASS B
Inception dates                                  10/13/87            6/8/92

Distributions declared per share                   $0.201           $0.176
SEC yields on 2/28/97*                              5.88%            5.40%
Six-month total returns, assuming                   4.74%            4.35%
reinvestment of all distributions
and no sales charge or contingent
deferred sales charge (CDSC)

Net asset value per share on 2/28/97               $6.47            $6.47

*The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period.

SECTOR BREAKDOWN **                          AVERAGE LIFE BREAKDOWN **
(as of 2/28/97)                              (as of 2/28/97)
-----------------------------------------    -----------------------------------
FNMAs ...........................   42.6%    0 - 1 year ..............   0.3%
GNMAs ...........................   27.2%    1 - 5 years .............  47.4%
Treasury Securities .............   21.3%    5 - 10 years ............  50.8%
FHLMCs ..........................    6.6%    Over 10 years ...........   1.5%
Other Agency Securities .........    2.3%


**Sector and average life breakdowns are based on total senior securities. Because the Fund is actively managed, sector and average life breakdowns will change.

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                                       2

--------------------------------------------------------------------------------

                              PRESIDENT'S MESSAGE
                              To Fund Shareholders

As you are aware, Colonial U.S. Government Fund is actively    [PICTURE OF
managed with an intermediate duration, emphasizing                HAROLD W.
opportunities in mortgage-backed securities . To better             COGGER]
reflect its intermediate investment horizon, the name of Colonial U.S. Government Fund will be changing to COLONIAL
INTERMEDIATE U.S. GOVERNMENT FUND on April 30, 1997. The Fund will continue to pursue its conservative objective: seeking as high a level of current income and total return as is consistent with prudent risk by investing primarily in U.S.
government securities.

As always, I am pleased to present your Fund's semiannual report for the six months ended February 28, 1997. This report reflects on the investment environm ent of the past six months and on the performance of your Fund.

In the U.S. economy, long-term interest rates continued to be volatile during the period. Signs that economic growth was easing during the third quarter of 1996 led to a bond market rally and declining interest rates. However, interest rates climbed once again December through February in response to accelerating economic activity. Examples include a surge in construction and a sharp improvement in retail sales. Despite continued low levels of inflation, the Federal Reserve Board characterized factors holding down prices as "temporary" and made clear its willingness to strike against inflation in the future. True to its word, the Federal Reserve Board did raise rates in March.

Our economic expectations for 1997 are relatively bright and include growth slowing to more sustainable rate as the year progresses. However, we expect real rates, interest rates adjusted for inflation, to remain relatively high until questions regarding both the Federal Reserve's monetary policy and Federal budget negotiations are resolved.

This report will provide you with specific information on your Fund's performa nce as well as an in-depth discussion with your portfolio manager, Leslie Finnemore. We thank you for the opportunity to help you meet your investment goals through the Colonial family of funds.

Respectfully,

/s/ Harold W. Cogger

Harold W. Cogger
President
April 10, 1997

Because market conditions change frequently, there can be no assurance that the trends described in this report will continue, come to pass or affect Fund performance.

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------

                            PORTFOLIO MANAGER REPORT

LESLIE FINNEMORE is lead portfolio manager of Colonial U.S. Government Fund and is a vice president of Colonial Management Associates, Inc.

Q. WHAT WAS THE INVESTMENT ENVIRONMENT FOR U.S. GOVERNMENT SECURITIES DURING THE PAST SIX MONTHS?

A. The environment continued to be somewhat cyclical as fluctuating interest rates caused the bond market to move up and down within a defined range. Conflicting evidence regarding the direction of the economy resulted in government securities generally trading between 6.5% on reports of a weaker economy to 7.2% on reports of a stronger economy. In addition, to expectations regarding the strength of economic growth, the level of inflation caused speculation about a rise in short-term interest rates. Signs that economic growth was easing in the middle part of the period resulted in a short-lived rally with higher bond prices and interest rates that fell temporarily below the 6.5% level. Subsequent indications of accelerating economic growth caused interest rates to return to their previous trading range.

Q. WHAT WAS THE FUND'S INVESTMENT STRATEGY DURING THE PERIOD?

A. We focused on maintaining a reduced risk profile in a fluctuating interest rate environment, and we used a two-pronged strategy. First, in our judgement, market behavior did not warrant a significant change in the Fund's sensitivity to interest rates. Second, we increased our investment in mortgage -backed securities. In a market where interest rates move up and down within a defined range, such as the one we had during the last six months, mortgage prepayment risk is more easily determined because prepayments are more predictable. You were rewarded by our decision to increase the Fund's investments in mortgage-backed securities. In addition, the Fund's holdings were concentrated in the more stable sectors of the mortgage market, providing you with lower prepayment risk and greater price stability during a period of interest rate volatility.

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?

A. The Fund outperformed both the Lehman Brothers Intermediate Government Bond Index and its Lipper Analytical Services, Inc. peer group of Intermediate U.S. Government Funds. The total return for the Fund's Class A shares, based on net asset value, was 4.74%. The Lehman Brothers Intermediate Government Bond Index posted a total return of 4.19% and the average total return of the Fund's Lipper peer group was 4.57%. This strong performance may be attributed to an overweighting in mortgage-backed securities relative to the index and the Lipper category.

Q. WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. We are not expecting any significant changes in the market environment. We believe that economic growth will be moderate to strong with continued low levels of inflation. While the Federal Reserve Board has the ability to act preemptively to subdue inflation, a lack of clear evidence suggesting that wag es and prices are increasing significantly should restrain the amount

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------

by which interest rates may be increased. In addition, we anticipate that the U.S. market will continue to provide foreign investors with attractive returns, resulting in ongoing support of U.S. bond prices. We will closely mon itor wage and price levels, as well as the global demand for U.S. securities, for changes in the investment environment. However, because we think the bond market will continue to trade within a limited range, as in the last six months, we will not alter our investment strategy until a clearer trend emerges.


           COLONIAL U.S. GOVERNMENT FUND'S INVESTMENT PERFORMANCE VS.
             THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX

               Change in Value of $10,000 from 10/31/87 - 2/28/97
                    Based on NAV and MOP for Class A Shares

DATE                NAV                MOP        Lehman Govt Bo
Oct 31, 87        10000              9525             10000
Dec 31, 87        10299.68           9810.446         10158
Mar 31, 88        10664.96          10158.37          10476
Jun 30, 88        10860.1           10344.25          10578
Sep 30, 88        10983.89          10462.16          10743
Dec 31, 88        11032.51          10508.47          10808
Mar 31, 89        11113.48          10585.59          10920
Jun 30, 89        11762.68          11203.95          11645
Sep 30, 89        11860.15          11296.79          11777
Dec 31, 89        12196.83          11617.48          12178
Mar 31, 90        12249.77          11667.9           12162
Jun 30, 90        12623.34          12023.73          12543
Sep 30, 90        12840.67          12230.74          12787
Dec 31, 90        13377.77          12742.32          13342
Mar 31, 91        13669.94          13020.62          13636
Jun 30, 91        13930.57          13268.87          13866
Sep 30, 91        14418.86          13733.96          14525
Dec 31, 91        14862.48          14156.52          15225
Mar 31, 92        14838.68          14133.84          15065
Jun 30, 92        15218.27          14495.4           15649
Sep 30, 92        15551.09          14812.41          16334
Dec 31, 92        15611.61          14870.06          16280
Mar 31, 93        15923.79          15167.41          16889
Jun 30, 93        16235.24          15464.07          17220
Sep 30, 93        16441.82          15660.83          17583
Dec 31, 93        16495.9           15712.35          17610
Mar 31, 94        16181.73          15413.1           17284
Jun 30, 94        16062.73          15299.75          17188
Sep 30, 94        16218.75          15448.36          17320
Dec 31, 94        16202.49          15432.87          17302
Mar 31, 95        16845.11          16044.97          18022
Jun 30, 95        17599.85          16763.86          18864
Sep 30, 95        17930.39          17078.7           19156
Dec 31, 95        18621.57          17737.05          19796
Mar 31, 96        18320.35          17450.13          19662
Jun 30, 96        18357.8           17485.8           19793
Sep 30, 96        18680.45          17793.13          20134
Dec 31, 96        19147.16          18237.67          20600
Feb 28, 97        19252.07          18337.6           20713

A $10,000 investment in Class B shares made on June 8, 1992 (inception) at net asset value (NAV) would have been valued at $12,315 on February 28, 1997. The same investment after deducting the applicable contingent deferred sales charge
(CDSC) would have grown to $12,129 on February 28, 1997. The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that tracks the performance of U.S. government securities. The performance of the Index does not reflect fees or expenses associated with an actual investment. Unlike mutual funds, an index does not incur fees or expenses, and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                 As of March 31, 1997 (Most Recent Quarter End)
--------------------------------------------------------------------------------
                           CLASS A SHARES                    CLASS B SHARES
INCEPTION                      10/13/87                        6/8/92
                          NAV            MOP             NAV         w/CDSC
--------------------------------------------------------------------------------
1 YEAR                   4.00%          0.94%           3.22%         1.66%
--------------------------------------------------------------------------------
5 YEARS                  5.13%          4.11%             --            --
--------------------------------------------------------------------------------
SINCE INCEPTION          7.20%          6.65%           4.18%         3.85%

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Maximum offering price (MOP) returns includ e the maximum sales charge of 4.75%. The CDSC returns reflect the maximum char ge of 5% for one year and 2% since inception. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

--------------------------------------------------------------------------------
                                       5

                             INVESTMENT PORTFOLIO
                  FEBRUARY 28, 1997 (UNAUDITED, IN THOUSANDS)

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 107.8%                                      PAR            VALUE
--------------------------------------------------------------------------------
GOVERNMENT AGENCIES - 84.9%
                      MATURITIES
        COUPON         FROM/TO
  ------------------  ----------
  Federal Home Loan Mortgage Corp.:
         7.000%          2012              (a)         $ 45,000        $ 44,789
         7.500%        2007-2016                          1,505           1,522
         8.000%        2003-2016                         16,235          16,748
         8.500%        2007-2017                          4,048           4,247
         8.750%        2005-2013                          1,613           1,700
         9.000%        2001-2022                          6,677           7,050
         9.250%        2008-2019                          5,604           5,936
         9.500%        2005-2016                          2,184           2,367
         9.750%          2016                               127             137
        10.000%          2019                             2,663           2,915
        10.250%        2009-2016                          1,727           1,884
        10.500%        2009-2021                          2,882           3,177
        11.250%        2005-2016                          3,456           3,866
        12.000%          2014                                 1               1
                                                                       --------
                                                                         96,339
                                                                       --------

  Federal National Mortgage Association:
         6.000%        2008-2026                        112,817         107,507
         6.500%        2007-2026           (a)          254,753         247,256
         7.000%        2007-2025           (a)           55,620          54,979
         7.500%        2006-2009           (a)          134,946         136,330
         8.000%        2008-2009                          2,937           3,031
         8.250%          2008                               920             936
         8.500%        2003-2021                          8,602           9,002
         9.000%        2002-2022                         24,324          25,553
         9.500%        2009-2021                          2,515           2,717
        10.000%        2001-2006                         10,674          11,338
        10.500%        2010-2016                          4,862           5,388
        11.000%        2015-2020                         12,549          14,296
                                                                       --------
                                                                        618,333
                                                                       --------

  Government National Mortgage Association:
         6.500%        2023-2024                          7,804           7,476
         7.000%        2022-2024                         25,072          24,547
         7.500%        2007-2009                         15,107          15,357
         8.000%        2004-2025                         11,769          11,960
         8.500%        2017-2026                          7,637           7,855

                     Investment Portfolio/February 28, 1997
--------------------------------------------------------------------------------
                       MATURITIES
        COUPON           FROM/TO
  ------------------   ----------
         8.750%        2021-2022                       $   2,846     $    3,031
         8.850%        2018-2020                          5,213           5,406
         9.000%        2008-2025                         31,308          32,993
         9.250%        2016-2022                         12,672          13,381
         9.500%        2004-2025                        145,560         158,178
        10.000%        1998-2024                          5,089           5,401
        10.250%          2018                               255             280
        10.500%        2016-2020                         12,094          13,572
        10.625%          2010                                91             102
        11.000%        2009-2021                         14,797          16,884
        11.250%          2015                               163             183
        11.500%        2010-2021                         21,502          24,839
        11.750%        2013-2015                            341             395
        12.000%        2011-2019                         21,318          24,974
        12.250%        2013-2015                            903           1,049
        12.500%        2013-2015                         14,127          16,663
        12.750%        2013-2014                            152             178
        13.000%        2013-2015                          4,651           5,548
        13.500%        2010-2015                          3,464           4,176
        14.000%        2011-2014                            162             197
        14.500%          2012                                59              73
        15.000%        2011-2012                            113             139
                                                                     ----------
                                                                        394,837
                                                                     ----------

  U.S. Small Business Administration:
         7.600%        01/01/12                           4,162           4,204
         8.200%        10/01/11                           3,925           4,088
         8.250%        11/01/11                           7,723           8,046
         8.650%        11/01/14                           5,554           5,892
         8.850%        08/01/11                           1,506           1,601
         9.150%        07/01/11                           3,562           3,821
         9.450%        08/01/10                           1,311           1,415
         9.500%        04/01/10                           2,555           2,763
         9.650%        05/01/10                           1,812           1,975
                                                                     ----------
                                                                         33,805
                                                                     ----------

TOTAL GOVERNMENT AGENCIES (cost of $1,091,828)                        1,143,314
                                                                     ----------

GOVERNMENT OBLIGATIONS - 22.9%
  U.S. Treasury Bonds,
        6.750%         08/15/26            (b)           22,200          21,815
                                                                     ----------

                     Investment Portfolio/February 28, 1997
--------------------------------------------------------------------------------
  U.S. GOVERNMENT & AGENCY
  OBLIGATIONS - CONT.                                    PAR          VALUE
--------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS - CONT.
  U.S. Treasury Notes:
         6.250%        10/31/01                        $  8,942      $    8,886
         6.250%        01/31/02            (b)           69,000          68,536
         6.500%        05/31/01            (b)           24,500          24,607
         6.500%        08/31/01            (b)           10,007          10,046
         6.500%        08/15/05            (b)           14,846          14,772
         6.500%        10/15/06            (b)           11,028          10,942
         6.875%        05/15/06            (b)          146,228         148,878
                                                                     ----------
                                                                        286,667
                                                                     ----------

  TOTAL GOVERNMENT OBLIGATIONS (cost of $340,518)                       308,482
                                                                     ----------

  TOTAL INVESTMENTS (cost of $1,432,346)                              1,451,796
                                                                     ----------

  SHORT-TERM OBLIGATIONS  - 9.1%
  -----------------------------------------------------------------------------
  Repurchase agreement with Bankers Trust Securities
  Corp. dated 02/28/97, due 03/03/97 at 5.350%,
  collateralized by U.S. Treasury notes with various
  maturities to 2019, market value $125,199
  (repurchase proceeds $122,600)                        122,545         122,545
                                                                     ----------

  OTHER ASSETS & LIABILITIES, NET - (16.9)%                            (227,452)
  -----------------------------------------------------------------------------

  NET ASSETS - 100.0%                                                $1,346,889
                                                                     ==========


  NOTES TO INVESTMENT PORTFOLIO:
  ------------------------------------------------------------------------------

  (a) These securities, or a portion thereof, have been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and the settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
  (b) These securities, with a total market value of $253,905 are being used to collateralize the delayed delivery purchases indicated in note (a) above.
  (c) Cost for federal income tax purposes is $1,433,094.





  See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                          FEBRUARY 28, 1997 (UNAUDITED)


(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $1,432,346)                      $1,451,796
Short-term obligations                                         122,545
                                                            ----------
                                                             1,574,341
Receivable for:
  Interest                                     $ 11,483
  Investments sold                                  600
  Fund shares sold                                  237
Other                                               599         12,919
                                               --------     ----------
    Total Assets                                             1,587,260

LIABILITIES
Payable for:
  Investments purchased                         230,364
  Distributions                                   6,600
  Fund shares repurchased                         3,277
Accrued:
  Transfer Agent Out-of-Pocket fees                  73
  Deferred Trustees fees                             15
Other                                                42
                                               --------
    Total Liabilities                                          240,371
                                                            ----------

NET ASSETS                                                  $1,346,889
                                                            ==========

Net asset value & redemption price
per share - Class A ($831,522/128,443)                      $     6.47
                                                            ==========

Maximum offering price per share -
Class A ($6.47/0.9525)                                      $     6.79(a)
                                                            ==========

Net asset value & offering price
per share - Class B ($515,367/79,607)                       $     6.47(b)
                                                            ==========


COMPOSITION OF NET ASSETS
Capital paid in                                             $1,463,828
Overdistributed net investment income                           (6,010)
Accumulated net realized loss                                 (130,379)
Net unrealized appreciation                                     19,450
                                                            ----------
                                                            $1,346,889
                                                            ==========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED FEBRUARY 28, 1997
                                   (UNAUDITED)

(in thousands)
INVESTMENT INCOME                                              $52,578
Interest                                                         1,716
                                                               -------
Dollar roll fee income                                          54,294


EXPENSES
Management fee                                  $ 4,210
Distribution fee - Class B                        2,067
Service fee                                       1,794
Transfer agent                                    1,558
Bookkeeping fee                                     235
Custodian fee                                       106
Registration fee                                     44
Trustees fee                                         44
Audit fee                                            36
Reports to shareholders                              13
Legal fee                                             9
Other                                                68         10,184
                                                -------        -------
       Net Investment Income                                    44,110
                                                               -------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized loss                                (1,205)
Net unrealized appreciation during
  the period                                     23,703
                                                -------
         Net Gain                                               22,498
                                                               -------

Net Increase in Net Assets from Operations                     $66,608
                                                               =======





See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                    (Unaudited)
                                                    Six months
                                                       ended       Year ended
(in thousands)                                      February 28     August 31
                                                    -----------    ----------
INCREASE (DECREASE) IN NET ASSETS                       1997          1996

Operations:
Net investment income                                $   44,110    $  105,035
Net realized loss                                        (1,205)      (23,368)
Net unrealized appreciation (depreciation)               23,703       (23,219)
                                                     ----------    ----------
    Net Increase from Operations                         66,608        58,448
Distributions:
From net investment income - Class A                    (26,911)      (63,093)
In excess of net investment income - Class A               (604)       (2,852)
From net investment income - Class B                    (14,672)      (34,034)
In excess of net investment income - Class B               (330)       (1,539)
                                                     ----------    ----------
                                                         24,091       (43,070)
                                                     ----------    ----------

Fund Share Transactions:
Receipts for shares sold - Class A                      100,560       112,816
Value of distributions reinvested - Class A              16,527        39,474
Cost of shares repurchased - Class A                   (221,464)     (368,789)
                                                     ----------    ----------
                                                       (104,377)     (216,499)
                                                     ----------    ----------
Receipts for shares sold - Class B                       19,833        28,322
Value of distributions reinvested - Class B               8,292        19,710
Cost of shares repurchased - Class B                    (93,464)     (161,195)
                                                     ----------    ----------
                                                        (65,339)     (113,163)
                                                     ----------    ----------
  Net Decrease from
     Fund Share Transactions                           (169,716)     (329,662)
                                                     ----------    ----------
        Total Decrease                                 (145,625)     (372,732)

NET ASSETS
Beginning of period                                   1,492,514     1,865,246
                                                     ----------    ----------
End of period (net of overdistributed
  net investment income of $6,010 and
  $5,068, respectively)                              $1,346,889    $1,492,514
                                                     ==========    ==========

NUMBER OF FUND SHARES
Sold - Class A                                           15,491        17,280
Issued for distributions reinvested - Class A             2,548         6,011
Repurchased - Class A                                   (34,103)      (56,357)
                                                     ----------    ----------
                                                        (16,064)      (33,066)
                                                     ----------    ----------
Sold - Class B                                            3,054         4,313
Issued for distributions reinvested - Class B             1,278         3,001
Repurchased - Class B                                   (14,396)      (24,628)
                                                     ----------    ----------
                                                        (10,064)      (17,314)
                                                     ----------    ----------

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                          FEBRUARY 28, 1997 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
In the opinion of management of Colonial U.S. Government Fund (the Fund), a series of Colonial Trust II, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at February 28, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2.  ACCOUNTING POLICIES
--------------------------------------------------------------------------------
ORGANIZATION: The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of current income and total return as is consistent with prudent risk by investing primarily in U.S. government securities. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

                 Notes to Financial Statements/February 28, 1997
--------------------------------------------------------------------------------

The Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

The Fund maintains U.S. government securities or other liquid high grade debt obligations as collateral with respect to dollar roll transactions and securities traded on other than normal settlement terms.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:
All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the annualized distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, FEE INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are

                 Notes to Financial Statements/February 28, 1997
--------------------------------------------------------------------------------
NOTE 2. ACCOUNTING POLICIES - CONT.
--------------------------------------------------------------------------------
primarily due to differing treatments for mortgage backed securities for book and tax purposes and expired capital loss carryforwards. Permanent book and tax basis differences will result in reclassifications to capital accounts.

OTHER: The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
--------------------------------------------------------------------------------

MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

          Average Net Assets         Annual Fee Rate
          ------------------         ---------------

          First $1 billion                0.60%
          Next $500 million               0.55%
          Over $1.5 billion               0.50%

Bookkeeping fee: The Adviser provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

          Average Net Assets         Annual Fee Rate
          ------------------         ---------------

          First $50 million             No charge
          Next $950 million              0.035%
          Next $1 billion                0.025%
          Next $1 billion                0.015%

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.18% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the six months ended February 28, 1997, the Fund has been advised that the Distributor retained net underwriting discounts of $16,703 on sales of the Fund's Class A shares

                 Notes to Financial Statements/February 28, 1997
--------------------------------------------------------------------------------

and received contingent deferred sales charges (CDSC) of $1,047,288 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
--------------------------------------------------------------------------------
INVESTMENT ACTIVITY: During the six months ended February 28, 1997, purchases and sales of investments, other than short-term obligations and mortgage dollar roll transactions, were $1,528,172,402 and $1,671,087,682, respectively.

Unrealized appreciation (depreciation) at February 28, 1997, based on cost of investments for federal income tax purposes was:

          Gross unrealized appreciation                 $24,661,993
          Gross unrealized depreciation                  (5,960,160)
                                                        -----------
              Net unrealized appreciation               $18,701,833
                                                        ===========

Capital loss carryforwards: At August 31, 1996, capital loss carry-forwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

            Year of                   Capital loss
          expiration                  carryforward
          ----------                  ------------
             1997                     $  2,528,000
             1998                          706,000
             1999                        2,970,000
             2000                        5,878,000
             2001                       29,729,000
             2002                        7,249,000
             2003                       67,291,000
             2004                       32,580,000
                                      ------------
                                      $148,931,000
                                      ============

                 Notes to Financial Statements/February 28, 1997
--------------------------------------------------------------------------------
NOTE 4.  PORTFOLIO INFORMATION - CONT.
--------------------------------------------------------------------------------
Of the loss carryforwards expiring in 1997, 1998, 1999, 2000, 2001, and 2002, $25,000, $130,000, and $1,184,000, none, none, and none, respectively, were acquired in the merger with VIP Federal Securities Fund and $2,439,000 none, $938,000, $5,252,000, $25,355,000 and $4,423,000, respectively, were acquired in the merger with Liberty Financial U.S. Government Securities Fund. Their availability may be limited in a given year.

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:
                                                        (Unaudited)
                                                     Six months ended
                                                        February 28               Year ended August 31
                                                  -----------------------         --------------------
                                                            1997                           1996
                                                  Class A         Class B         Class A      Class B
                                                  -------         -------         -------      -------
Net asset value -
   Beginning of period                            $ 6.370         $ 6.370         $ 6.550      $ 6.550
                                                  -------         -------         -------      -------


INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.194           0.169           0.390        0.341
Net realized and
unrealized gain (loss)                              0.107           0.107          (0.161)      (0.161)
                                                  -------         -------         -------      -------
   Total from Investment
      Operations                                    0.301           0.276           0.229        0.180
                                                  -------         -------         -------      -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
income                                             (0.201)         (0.176)         (0.391)      (0.344)
In excess of
net investment income                                  --              --          (0.018)      (0.016)
                                                  -------         -------         -------      -------
Total Distributions
   Declared to Shareholders                        (0.201)         (0.176)         (0.409)      (0.360)
                                                  -------         -------         -------      -------
Net asset value -
   End of period                                  $ 6.470         $ 6.470         $ 6.370      $ 6.370
                                                  =======         =======         =======      =======

Total return (a)                                     4.74%(b)        4.35%(b)        3.51%        2.74%
                                                  =======         =======         =======      =======

RATIOS TO AVERAGE NET ASSETS
Expenses                                             1.13%(c)(d)     1.88%(c)(d)     1.11%(c)     1.86%(c)
Net investment income                                6.42%(c)(d)     5.67%(c)(d)     6.45%(c)     5.70%(c)
Portfolio turnover                                    106%(b)         106%(b)         123%         123%
Net assets at end
of period (in millions)                           $   832         $   515         $   921      $  572



(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(b)   Not annualized.
(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(d)   Annualized.

                         FINANCIAL HIGHLIGHTS - CONT.


Selected data for a share of each class outstanding throughout each period are as follows:

                                                      Year ended August 31
                                             ---------------------------------------
                                                   1995                  1994
                                             Class A   Class B   Class A     Class B
                                             -------   -------   -------     -------
Net asset value -
   Beginning of period                       $ 6.420   $ 6.420   $ 6.880     $ 6.880
                                             -------   -------   -------     -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          0.447     0.399     0.415       0.365
Net realized and
unrealized gain (loss)                         0.100     0.100    (0.452)     (0.452)
                                             -------   -------   -------     -------
   Total from Investment
      Operations                               0.547     0.499    (0.037)     (0.087)
                                             -------   -------   -------     -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
income                                        (0.417)   (0.369)   (0.400)     (0.352)
In excess of
From capital paid in                             ---       ---    (0.023)     (0.021)
                                             -------   -------   -------     -------
Total Distributions
   Declared to Shareholders                   (0.417)   (0.369)   (0.423)     (0.373)
Net asset value -
   End of period                             $ 6.550   $ 6.550   $ 6.420     $ 6.420
                                             =======   =======   =======     =======
Total return (c)                                8.88%     8.07%    (0.53%)     (1.28%)
                                             =======   =======   =======     =======

RATIOS TO AVERAGE NET ASSETS
Expenses                                        1.11%     1.86%     1.11%       1.86%
Net investment income                           7.51%     6.76%     8.14%       7.39%
Portfolio turnover                               140%      140%      291%        291%
Net assets at end
of period (in millions)                      $ 1,164   $   701   $   758     $   836

(a) Class B shares were initially offered on June 8, 1992. Per share amounts reflect activity from that date.
(b) Because of differences between book and tax basis accounting, approximately $0.056 and $0.014, respectively, were a return of capital for federal income tax purposes.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e)   Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.


                              Year ended August 31
                    ------------------------------------------
                           1993                 1992
                    Class A    Class B    Class A   Class B(a)
                    -------    -------    -------   ----------

                    $ 6.980    $ 6.980    $ 7.020    $ 6.950
                    -------    -------    -------    -------

                      0.541      0.490      0.614      0.122

                     (0.130)    (0.130)    (0.043)     0.029
                    -------    -------    -------    -------

                      0.411      0.360      0.571      0.151
                    -------    -------    -------    -------

                     (0.511)    (0.460)    (0.611)    (0.121)

                        ---        ---        ---        ---
                    -------    -------    -------    -------

                     (0.511)    (0.460)    (0.611)(b) (0.121)(b)

                    $ 6.880    $ 6.880    $ 6.980    $ 6.980
                    =======    =======    =======    =======

                       6.15%      5.36%      8.46%      2.19%(d)
                    =======    =======    =======    =======

                       1.10%      1.85%      1.09%      1.84%(e)
                       7.85%      7.10%      8.55%      7.80%(e)
                        162%       162%       132%       132%

                    $ 1,202    $   978    $ 1,102    $   343

                             HOW TO REACH COLONIAL
                              BY PHONE OR BY MAIL

BY TELEPHONE

COLONIAL CUSTOMER CONNECTION - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends, and capital gains information ..........    press 1

For account information ............................................    press 2

To speak to a Colonial representative ..............................    press 3

For yield and total return information .............................    press 4

For duplicate statements or new supply of checks ...................    press 5

To order duplicate tax forms and year-end statements ...............    press 6
(February through May)

To review your options at any time during your call ................    press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 am to 8:00 pm ET, and Saturdays from February through mid-April, 10:00 am to 2:00 pm ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange, or sell shares by telephone, call Monday to Friday, 9:00 am to 8:00 pm ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

COLONIAL LITERATURE - 1-800-426-3750

To request literature on any Colonial fund, call Monday to Friday, 8:30 am to 6:30 pm ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your Colonial account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale, or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

COLONIAL SHAREHOLDER NEWS: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary, and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Colonial has one of the most extensive selections of shareholder services available. Your financial adviser can help you arrange for any of these services, or you can call Colonial directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES*: Exchange all or part of your account into the same share class of another Colonial fund, by phone or mail.

EASY ACCESS TO YOUR MONEY*: Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it to Colonial within one year, you can reinvest in any Colonial fund of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Colonial account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th of each month. Dividends and capital must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any Colonial fund with a balance of $5,000 into the same share class of up to four other Colonial funds. Minimum for each transfer is $100.

LOW COST IRAS: Choose from a broad range of retirement plans, including IRAs.

* Redemptions and exchanges are made at the next determined net asset value after the request is received by Colonial. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or Class D shares (for applicable funds), or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                    IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial U.S. Government Fund is:
Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611


Colonial U.S. Government Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial U.S. Government Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objective, and operating policies of the Fund.

[COLONIAL FLAT LOGO] COLONIAL
                     MUTUAL FUNDS

                     Mutual Funds for
                     Planned Portfolios

--------------------------------------------------------------------------------

                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C. S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Chairman of the Board and Director, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation



        COLONIAL INVESTMENT SERVICES, INC., Distributor (C)1997
                     A Liberty Financial Company (NYSE:L)
      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            UG-03/449D-0297 M (4/97)

--------------------------------------------------------------------------------